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                                                               Exhibit 10.37(a)


           SUPPLEMENTAL FACILITY
           AGREEMENT



           between

           NYNEX UK CableComms Holdings,
           Inc.
           as Borrower

           and

           NYNEX CORPORATION
           as Lender








           SIMMONS & SIMMONS

           21 Wilson Street London EC2M 2TQ
           Tel: 0171-628 2020/528 9292  Fax: 01/1-628 2070 DX Box No. 12
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THIS AGREEMENT is made the      day of March 1996

BETWEEN:

(1) NYNEX UK CableComms Holdings, Inc., a Delaware corporation (the "Borrower"); and

(2)  NYNEX CORPORATION, a Delaware corporation (the "Lender").

NOW IT IS HEREBY AGREED as follows:

1.   Supplemental Agreement

1. This agreement is supplemental to an agreement dated 15 May 1995 between the parties and relating to an original commitment of pound sterling 100 million (the "Original Agreement").

2. In consideration of the payment of pound sterling 1 from the Lender to the Borrower (the receipt and adequacy of which is hereby acknowledged by the Lender) this Supplemental Agreement has been entered into.

2.   Amendments to the Original Agreement

     The Original Agreement shall be amended by changing the reference:

     (a) to "pound sterling 100 million" in the first line of the definition of "Commitment" to "pound sterling 200 million";

     (b) to "pound sterling 100 million (one hundred million pounds)" in the second and third lines of clause 2 to "pound sterling 200 million (two hundred million pounds)"; and

     (c) to "(being 3/8ths of 1% of pound sterling 100 million)" in the third line of clause 15 to "(being 3/16ths of 1% of pound sterling 200 million)".

3.   No other changes

     Save as expressly provided in this Supplemental Agreement the Original Agreement shall continue in full force and effect.

4.   Law

     This Supplemental Agreement shall be governed by, and shall be construed in accordance with, English law.

5.   Counterparts

     This Supplemental Agreement may be executed in any number of counterparts, each of which shall together constitute one and the same agreement.
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AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first before written.

The Borrower

NYNEX UK CableComms Holdings Inc.

By:

Address:        The Tolworth Tower
                Ewell Road
                Tolworth
                Surrey
                KT6 7ED

Attention:      Paul Repp, Company Secretary

Facsimile No:   0181-873-5018

The Lender

NYNEX Corporation

By:             /s/ [illegible]
                ------------------------------

Address:        1113 Westchester Avenue
                White Plains
                New York 10604-3310
                USA

Attention:      Legal Department

Facsimile No:   001-914-644-6595

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